UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

December 9, 2025

(December 8, 2025)

THE CAMPBELL’S COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.

Purchase Agreements

On December 8, 2025, Campbell Investment Company, a Delaware corporation (“CIC”) and subsidiary of The Campbell’s Company (“Campbell’s”), entered into a Sale and Purchase Agreement (the “Sale and Purchase Agreement”), with Antonio Romano, Felice Romano, Luigi Romano, Natalina Romano, Evolve S.r.l., a limited liability company (società a responsabilità limitata) incorporated under the laws of Italy, and F.A.L. Holdings LLC, a New York limited liability company (collectively, the “Italian Sellers”), pursuant to which, among other things, subject to the conditions set forth therein, CIC will acquire 49% (forty-nine percent) of the issued and outstanding shares of La Regina di San Marzano di Antonio Romano S.p.A., a company organized under the laws of Italy (“La Regina SPA”) from the Italian Sellers (such transaction, the “La Regina SPA Transaction”). Concurrently with the entry into the Sale and Purchase Agreement, Campbell Soup Supply Company LLC, a Delaware limited liability company and subsidiary of Campbell’s (“CSSC”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”, together with the Sale and Purchase Agreement, the “Purchase Agreements”) with Felix Global Holdings, Corporation, a Delaware corporation (the “US Seller” together with the Italian Sellers, the “Sellers”), pursuant to which, among other things, subject to the conditions set forth therein, CSSC will acquire 49% (forty-nine percent) of the issued and outstanding membership interests of La Regina Atlantica, LLC, a Georgia limited liability company (“La Regina Atlantica” together with La Regina SPA, “La Regina”), from the US Seller (such transaction, “La Regina Atlantica Transaction”, together with the La Regina SPA Transaction, the “Transaction”). La Regina currently produces all of Campbell’s’ Rao’s tomato-based pasta sauces.

The aggregate consideration payable under the Purchase Agreements is USD $286 million to be paid in two tranches: (i) $146 million, payable in cash at the closing of the Transaction (“Closing”) and (ii) $140 million (the “Second Tranche Payment”) payable on the first anniversary of Closing (the “First Anniversary Date”). The Second Tranche Payment will be paid, in Campbell’s’ sole discretion, in either (i) cash, (ii) unregistered shares of capital stock of Campbell’s (the “Campbell’s Shares”); provided, however, that the number of issued Campbell’s Shares in the aggregate not exceed 19.9% of the outstanding capital stock and voting power of Campbell’s prior to the issuance of such shares (the “Purchase Price Equity Issuance”) or (iii) a combination thereof. The Transaction is structured as a “locked box”, subject to customary leakage prohibitions (with customary permitted leakage) and adjustment for any leakage in accordance with the Purchase Agreements. The Italian Sellers may be entitled to additional deferred consideration in the event of payment to La Regina of certain Italian government incentive grants.

The remaining 51% (fifty-one percent) of the outstanding equity interests of La Regina are subject to a call option granted to Campbell’s and a put option granted to La Regina, set forth in an option agreement to be entered into by each Seller, CIC and CSSC at Closing. The call option may be exercised from the First Anniversary Date until the later of the tenth anniversary of the Closing and the date of cessation of the material commercial agreements between the parties. The put option may be exercised from three years after the First Anniversary Date until the tenth anniversary of the Closing. Campbell’s may, at its sole discretion, elect to pay a portion of any option exercise price in Campbell’s Shares (the “Options Equity Issuance”). The maximum aggregate amount of equity consideration that may be used for the Purchase Price Equity Issuance and the Options Equity Issuance is $140,000,000.

The Transaction is subject to certain customary conditions, including, among other things (i) (a) the accuracy of the representations and warranties of La Regina as of the Closing (subject to customary materiality qualifiers), (b) compliance in all material respects with pre-Closing obligations and covenants under each of the Purchase Agreements, and (c) the absence of a material adverse change.

Each Purchase Agreement provides for a “long-stop” outside date of June 8, 2026, which Campbell’s may extend once by up to 30 business days upon prior notice. If the closing conditions have not been satisfied or waived by the long-stop date (as extended), each Purchase Agreement will automatically terminate, subject to certain specified provisions that survive termination.

The Sellers and La Regina have made customary representations, warranties and covenants in the Purchase Agreements, including, among other things, covenants (i) to conduct its business in the ordinary course of business and (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by CSSC or CIC, as applicable. Each of the Purchase Agreements contains customary indemnification provisions, including caps, baskets and survival periods, as well as specified exclusions and limitations. Each Purchase Agreement also contains customary post-closing restrictive covenants in favor of Campbell’s, including non-competition and non-solicitation obligations applicable to the Sellers and certain related persons for a five (5) year period following Closing and within Europe and North America.

At Closing, CIC, CSSC and the Sellers will enter into agreements providing for the governance and management of La Regina.

Gianni & Origoni and Weil Gotshal & Manges LLP served as legal counsel to Campbell’s on the transaction. Houlihan Lokey acted as financial advisors to La Regina and Limatola Avvocati served as legal counsel.

The Purchase Agreements and the above descriptions have been included to provide investors with information regarding their terms and conditions. They are not intended to provide any other factual information about Campbell’s, La Regina or any of their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Campbell’s or La Regina included in their public reports filed with the SEC. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of the Purchase Agreements, as applicable, and, as of specific dates, were solely for the benefit of the parties to the Purchase Agreements, as applicable, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreements, as applicable, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Campbell’s, La Regina or any of their respective subsidiaries or affiliates.

The foregoing description of the Purchase Agreements and the transactions contemplated thereby, including the Transaction, does not purport to be complete and is qualified in its entirety by reference to the actual Purchase Agreements. Copies of the Sale and Purchase Agreement and the Equity Purchase Agreement are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 - Sales of Unregistered Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02, to the extent applicable. If Campbell’s determines to pay any portion of the Second Tranche Payment, the call option exercise price or the put option exercise price in Campbell’s Shares, the issuance of the Campbell’s Shares pursuant to the Purchase Agreements is and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder. The price per share of the Campbell’s Shares will be the average closing price per share during the ten trading day period immediately preceding the (i) First Anniversary Date, in the event of a Purchase Price Equity Issuance and (ii) date on which an option is exercised in the event of an Options Equity Issuance. The number of issued Campbell’s Shares in the aggregate may not exceed 19.9% of the outstanding capital stock and voting power of Campbell’s prior to the issuance of such shares.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations regarding our future results of operations, economic performance, financial condition and achievements. These forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “pursue,” “strategy,” “target,” “will” and similar expressions. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts, and may reflect anticipated cost savings or implementation of our strategic plan. These statements reflect our current plans and expectations and are based on information currently available to us. They rely on several assumptions regarding future events and estimates which could be inaccurate and which are inherently subject to risks and uncertainties.

We wish to caution the reader that the following important factors and those important factors described in our other Securities and Exchange Commission filings, or in our 2025 Annual Report on Form 10-K, could affect our actual results and could cause such results to vary materially from those expressed in any forward-looking statements made by, or on behalf of, us:

•

declines or volatility in financial markets, deteriorating economic conditions and other external factors, including the impact and application of new or changes to existing governmental laws, regulations, and policies;

•	the risks associated with imposed and threatened tariffs by the U.S. and reciprocal tariffs by its trading partners;

•	the risks related to the availability of, and cost inflation in, supply chain inputs, including labor, raw materials, commodities, packaging and transportation, including those related to tariffs;

•	disruptions in or inefficiencies to Campbell’s’ supply chain and/or operations, including reliance on key contract manufacturer and supplier relationships;

•	Campbell’s’ ability to execute on and realize the expected benefits from its strategy, including sales growth in and/or maintenance of our market share position in snacks, soups, sauces and beverages;

•	the impact of strong competitive responses to Campbell’s’ efforts to leverage its brand power with product innovation, promotional programs and new advertising;

•	the risks associated with trade and consumer acceptance of product improvements, shelving initiatives, new products and pricing and promotional strategies;

•	changes in consumer demand for Campbell’s products and favorable perception of Campbell’s’ brands;

•

the risk that the cost savings and any other synergies from the Sovos Brands, Inc. (“Sovos Brands”) transaction may not be fully realized or may take longer or cost more to be realized than expected, including that the Sovos Brands transaction may not be accretive to the extent anticipated;

•

the risks related to the La Regina transaction, including that the conditions to the completion of the transaction may not be satisfied, any regulatory approvals required for the transaction may not be obtained on the schedule or terms expected, the closing of the transaction may not occur or be delayed, and benefits from the transaction may not be fully realized or may take longer or cost more to be realized than expected;

•	Campbell’s’ ability to realize projected cost savings and benefits from cost savings initiatives and the integration of recent acquisitions;

•	risks related to the effectiveness of Campbell’s’ hedging activities and our ability to respond to volatility in commodity prices;

•	Campbell’s’ ability to manage changes to our organizational structure and/or business processes, including selling, distribution, manufacturing and information management systems or processes;

•	changing inventory management practices by certain of Campbell’s’ key customers;

•	a changing customer landscape, with value and e-commerce retailers expanding their market presence, while certain of Campbell’s’ key customers maintain significance to Campbell’s’ business;

•	product quality and safety issues, including recalls and product liabilities;

•

the possible disruption to the independent contractor distribution models used by certain of Campbell’s’ businesses, including as a result of litigation or regulatory actions affecting their independent contractor classification;

•	the uncertainties of litigation and regulatory actions against Campbell’s or La Regina;

•	a disruption, failure or security breach of Campbell’s or Campbell’s’ vendors’ information technology systems, including ransomware attacks;

•	impairment to goodwill or other intangible assets;

•	Campbell’s’ ability to protect its intellectual property rights;

•	increased liabilities and costs related to its defined benefit pension plans;

•	Campbell’s’ ability to attract and retain key talent;

•	goals and initiatives related to, and the impacts of, climate change, including from weather-related events;

•	the costs, disruption and diversion of management’s attention associated with activist investors,

•	Campbell’s’ indebtedness and ability to pay such indebtedness;

•

unforeseen business disruptions or other impacts due to political instability, civil disobedience, terrorism, geopolitical conflicts, extreme weather conditions, natural disasters, pandemics or other outbreaks of disease or other calamities; and

•	other factors described in Campbell’s most recent Form 10-K and subsequent Securities and Exchange Commission filings.

This discussion of uncertainties is by no means exhaustive but is designed to highlight important factors that may impact our outlook. Campbell’s disclaims any obligation or intent to update the forward-looking statements in order to reflect new information, events or circumstances after the date of this release.

Item 9.01 - Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

2.1*	Sale and Purchase Agreement, dated as of December 8, 2025, by and among Campbell Investment Company, Antonio Romano, Felice Romano, Luigi Romano, Natalina Romano, Evolve S.r.l. and F.A.L. Holdings LLC.

2.2*	Equity Purchase Agreement, dated as of December 8, 2025, by and between Campbell Soup Supply Company LLC and Felix Global Holdings, Corporation.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

Certain information in this document marked with “[Redacted]” has been excluded pursuant to Item 601(b)(2) of Regulation S-K. Such excluded information is not material and is treated by the registrant as private and confidential. An unredacted copy of the document will be furnished supplementally to the SEC upon request. Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CAMPBELL’S COMPANY

Date: December 9, 2025	By:	/s/ Todd E. Cunfer
	Name:	Todd E. Cunfer
	Title:	Executive Vice President and Chief Financial Officer